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                         COMMON STOCK PURCHASE AGREEMENT

         This COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of October 1, 1999 by and among Net Value Holdings, Inc., a Delaware corporation (the "Company"), and each of the purchasers whose names are set forth on Exhibit A hereto (individually, a "Purchaser" and collectively, the "Purchasers").

                                   BACKGROUND

         1. Reference is made to the Series B Convertible Stock Purchase Agreement (the "Preferred Agreement") dated as of September 17, 1999 among the Company and the purchasers named therein.

         2. Simultaneously with the closing of the transactions contemplated hereby, the Purchasers are purchasing shares of the Series B Convertible Preferred Stock, par value $.001 per share, of the Company at a closing (the "Preferred Closing") pursuant to the Preferred Agreement and Paul H. Stephen ("Mr. Stephen"), the managing director of each of the Purchasers, is entering into a consulting agreement (the "Consulting Agreement") with the Company.

         The parties hereto agree as follows:


                                   ARTICLE I.
                        Purchase and Sale of Common Stock

         Section 1.1 Purchase and Sale of Stock. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers and each of the Purchasers shall purchase from the Company, shares (the "Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock") at a purchase price of $1.00 per Share. The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") or Section 4(2) of the Securities Act.

         Section 1.2 Purchase Price, Execution and Closing. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers and the Purchasers, severally but not jointly, agree to purchase the Shares set forth opposite their respective names on Exhibit A. The aggregate purchase price of the Shares being acquired by each Purchaser is set forth opposite such Purchaser's name on Exhibit A (each a "Purchase Price", and collectively referred to as the "Purchase Prices"). The closing of the purchase and sale of the Shares to be acquired by the Purchasers from the Company shall take place at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP,
(i) simultaneously with the Second Tranche Closing (as defined in the Preferred Agreement ) or (ii) such other time and place or on such date as the Purchasers and the Company may agree upon (the "Closing Date"), subject to the satisfaction (or waiver) of the applicable

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conditions set forth in Article IV hereof. On the Closing Date, each Purchaser shall pay such Purchaser's Purchase Price by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of such Purchaser's Shares and the Company shall deliver such Shares against delivery of such Purchase Price.


                                   ARTICLE II
                         Representations and Warranties

         Section 2.1 Representation and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:

                  (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Authorization and Power. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

                  (c) Issuance of Shares. The Shares to be issued at the Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and nonassessable

                  (d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not (i) violate any provision of the Company's Articles or Bylaws, (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any law, rule or regulation or any judgment or decree of any court or governmental agency applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would



                                       -2-

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not, individually or in the aggregate, have a material adverse effect on the
Company. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing, and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers herein.

         Section 2.2 Representations and Warranties of the Purchasers. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other
Purchaser:

                  (a) Organization and Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                  (b) Authorization and Power. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement, by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, company or partnership action (if the Purchaser is an entity), and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, members, managers or partners, as the case may be, is required. This Agreement has been duly executed and delivered by the Purchasers. This Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, or similar laws relating to, or affecting generally the enforcement of, creditor's rights, remedies or by other equitable principles of general application.

                  (c) No Conflicts. The execution, delivery and performance of this Agreement by such Purchaser, and the consummation by such Purchaser of the transactions contemplated herein do not (i) violate any provision of such Purchaser's charter documents, bylaws, partnership agreement, operating agreement or other organizational documents, or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which such Purchaser is a party, or result in a violation of any law, rule or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof,



                                       -3-

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provided that for purposes of the representation made in this sentence, such
Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

                  (d) Acquisition for Investment. Such Purchaser is purchasing the Shares solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Such Purchaser does not have a present intention to sell the Shares nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Shares to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.2(f) below, such Purchaser does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with Federal securities laws applicable to such disposition. Such Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

                  (e) Accredited Purchasers. Such Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act and is a resident of the jurisdiction indicated on Exhibit A hereto.

                  (f) Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such person will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

                  (g) General. Such Purchaser understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares. Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.





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                                  ARTICLE III.
                                    Covenants





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         Section 3.1 Transfer or Resale. Each Purchaser severally, and not jointly, understands that (i) the sale or resale of the Shares have not been and are not being registered under the Securities Act or any state securities laws, and agrees that the Shares may not be transferred unless (a) the resale of the Shares has been registered thereunder; or (b) Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (c) the Shares are sold under Rule 144 promulgated under the Securities Act (or a successor rule); and
(ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to Article V).


                                   ARTICLE IV.
                                   Conditions

         Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares at the Closing. The obligation hereunder of the Company to issue and sell the Shares to the Purchasers is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (a) Accuracy of Each Purchaser's Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

                  (b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing, including having paid by wire transfer of funds in accordance with this Agreement the Purchase Price set forth opposite such Purchaser's name on Exhibit A, such Purchaser shall have executed and delivered this Agreement to the Company.

                  (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) Second Tranche Closing; Consulting Agreement. The Second Tranche Closing shall have occurred and Mr. Stephen shall have executed and delivered the Consulting Agreement to the Company.

         Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares at the Closing. The obligation hereunder of each Purchaser to acquire and pay for the



                                       -6-

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Shares are subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion.

                  (a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

                  (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

                  (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) Second Tranche Closing; Consulting Agreement. The Second Tranche Closing shall have occurred and the Company shall have executed and delivered to Mr. Stephen the Consulting Agreement.



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                                   ARTICLE V.
                               Registration Rights

         Section 5.1 Piggyback Registration Rights. If, at any time following the Closing Date, the Company proposes to file with the Commission a registration statement relating to an offering of its equity securities under the Securities Act on any form (other than Form S-4 or Form S-8 or their then equivalents) on which the Shares may be registered, it shall give the Purchasers written notice of its intention to file such registration statement. If either Purchaser so elects, by written notice to the Company given within fifteen (15) days after their receipt of such notice from the Company, such Purchaser may elect to have all or any portion of such Purchaser's Shares registered by such registration statement if such registration statement becomes effective (but the Company shall have no obligation to cause or attempt to cause such registration statement to become or remain effective). The registration rights set forth in this Article V shall also apply to any shares of Common Stock issued as a result of stock dividends, stock splits or other capital adjustments or exchanges in connection with the Shares.

         Section 5.2 Expenses. The registration referred to in Section 5.1 shall be accomplished at the sole expense of the Company except that the Purchasers who own the Shares so registered shall pay whatever additional costs (including filing fees) are incurred by the Company solely as a result of the inclusion of such Shares in the registration statement.

         Section 5.3 Underwritten Offerings. If other securities being registered by such registration statement are being sold publicly through one or more investment banking firms serving as underwriters, the Purchasers who own the Shares to be included in such registration statement must agree to sell their Shares through such underwriters and the Purchasers who do not elect to have Shares registered will agree upon the request of such underwriters, to defer the public sale of their Shares for a period of one hundred twenty (120) days following the effective date of the registration statement. The Company shall have no obligation to amend such registration statement after it becomes effective to reflect subsequent events and the any Purchaser owning registered Shares will not make any sales in reliance on such registration statement if Buyer has advised such Purchasers that the information in the registration statement is no longer current. If any Purchaser shall request inclusion of any Shares held by such Purchaser in the registration of other securities of Company and such proposed registration by Company is, in whole or in part, an underwritten public offering, and if the managing underwriter determines and advises the Company in writing that inclusion in such registration of all proposed securities (including securities being offered by or on behalf of Company and securities covered by requests for registration) would adversely affect the marketability of the offering of the securities proposed to be registered by the Company, then such Purchaser shall be entitled to participate pro rata (based on the number of shares owned by the respective holders) with the other shareholders having similar piggyback incidental registration rights with respect to such registration to the extent the managing underwriter determines that such Shares may be included without such adverse effect and subject to any demand registration rights.

         Section 5.4 Exclusions. Notwithstanding anything herein to the contrary, the Company shall not be required to register any Shares on any registration statement filed pursuant to the



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Registration Rights Agreement dated as of September 17, 1999 between the Company and the investors party thereto. Notwithstanding anything herein to the contrary, the Company shall not be required to register any Shares if counsel for the Company opines that such Shares may be sold publicly by the Purchaser owning such Shares without registration under the Securities Act (including reliance on Rule 144 under the Securities Act), of if the Company, at its expense, procures a "no-action" letter from the Securities and Exchange Commission indicating that the Staff will take no action if the Shares are sold without registration.

         Section 5.5 Indemnity. If any Shares are registered, the Purchasers owning such Shares and the Company will enter into a cross indemnity agreement in form and substance satisfactory to counsel for the Company, by which the Company will indemnify such Purchasers against any liability arising under the 1933 Act, except to the extent that liability arises in connection with information supplied to the Company by such Purchasers or their agents, and such Purchasers shall indemnify the Company in connection with such latter information.

         Section 5.6 Transfer. The registration right granted by this Agreement shall be for the benefit of the Purchasers only and may not be transferred in connection with any transfer of the Shares or otherwise.


                                   ARTICLE VI.
                            Stock Certificate Legend

         Section 6.1 Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SAID SHARES CANNOT BE SOLD, TRANSFERRED, DISPOSED OF, PLEDGED OR HYPOTHECATED IN ANY MANNER WHATSOEVER UNLESS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR, IF IN THE OPINION OF COMPANY COUNSEL, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS IN FACT APPLICABLE TO SAID SHARES.

         The Company agrees to reissue certificates representing the Shares, without the legend set forth above if at such time, prior to making any transfer of any Shares such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request and such holder otherwise complies with the terms of this Agreement. The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Shares upon which it is stamped if, unless otherwise required by state securities laws, (a) the sale of such Shares is registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated hereby (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for



                                       -9-

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opinions of counsel in comparable transactions, to the effect that a sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such holder provides the Company with reasonable assurances that such Shares can be sold under Rule 144(k). Each Purchaser agrees to sell all Shares, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement, under an exemption from the registration requirements of the Securities Act or in accordance with Rule 144(k). In the event the above legend is removed from any Shares and the effectiveness of a registration statement covering such Shares is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to such Purchaser the Company may require that the above legend be placed on any such Shares that cannot then be sold pursuant to an effective registration statement, under an exemption from the registration requirements of the Securities Act or under Rule 144(k) and such Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Shares may again be sold pursuant to an effective registration statement, under an exemption from the registration requirements of the Securities Act or under Rule 144(k). The restrictions on transfer contained in Section 6.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.


                                  ARTICLE VII.
                                   Termination

         Section 7.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Purchasers.

         Section 7.2 Other Termination. This Agreement may be terminated by the action of the Board of Directors of the Company or by any one or more of the Purchasers at any time if the Closing shall not have been consummated by the Closing Date, as long as the failure to so consummate is not the fault of the terminating party.

         Section 7.3 Effect of Termination. In the event of termination by the Company or any one or more of the Purchasers of this Agreement or any part hereof, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in
Section 7.1 or 7.2 herein, this Agreement shall become void and of no further force and effect, except for Sections 9.1 and 9.2, and Article VIII herein. Nothing in this Section 7.3 shall be deemed to release the Company or any Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company and the Purchasers to compel specific performance by the other party of its obligations under this Agreement.




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                                  ARTICLE VIII.
                                 Indemnification

         Section 8.1 General Indemnity. The Company agrees to indemnify and hold harmless the Purchasers (and its respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorney's fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein.

         Section 8.2 Indemnification Procedure. Any party entitled to indemnification under this Article VIII (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VIII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VIII to the contrary, the indemnifying party



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shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VIII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and
(b) any liabilities the indemnifying party may be subject to pursuant to the law.


                                   ARTICLE IX.
                                  Miscellaneous

         Section 9.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

         Section 9.2 Specific Enforcement, Consent to Jurisdiction.

                  (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this
Section 9.2 shall affect or limit any right to serve process in any other manner permitted by law.

         Section 9.3 Entire Agreement; Amendment. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically



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set forth herein neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least two-thirds (2/3) of the Shares then outstanding, and no provision hereof may be waived other than by an a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding.

         Section 9.4 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:               Andrew P. Panzo, President and CEO
                                 Net Value Holdings, Inc.
                                 Two Penn Center Plaza, Suite 605
                                 Philadelphia, PA 19102
                                 Tel: (215) 564-9190
                                 Fax: (215) 564-3133

with copies to:                  Michael C. Forman, Esq.
                                 Klehr, Harrison, Harvey, Branzburg & Ellers LLP
                                 260 South Broad St.
                                 Philadelphia, PA 19102
                                 Tel: (215) 568-6060
                                 Fax: (215) 568-6603

If to any Purchaser:             At the address of such Purchaser set forth on
                                 Exhibit A to this Agreement

         Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

         Section 9.5 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 9.6 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

         Section 9.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. A Purchaser may only assign his rights hereunder if the entity to be assigned such rights has provided assurances to the Company reasonably satisfactory to the Company that such entity can comply with the representations and warranties set forth in Section 2.2 of this Agreement. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

         Section 9.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         Section 9.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.

         Section 9.10 Survival. The covenants, representations and warranties of the Company and the Purchasers shall survive indefinitely.

         Section 9.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause additional executed signature pages to be physically delivered to the other parties within five days of the execution and delivery hereof.

         Section 9.12 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

         Section 9.13 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

         Section 9.14 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorize officer as of the date first above written.

                                         NET VALUE HOLDINGS, INC.



                                         By: /s/ Andrew P. Panzo
                                             -----------------------------
                                             Name: Andrew P. Panzo
                                             Title:   President

                                PURCHASERS:

                                RS ORPHAN FUND, L.P.,
                                a California limited partnership


                                By: /s/ Paul H. Stephen
                                    -------------------------------------
                                    Name:  Paul H. Stephen
                                    Title: Managing Director



                                RS ORPHAN OFFSHORE FUND, L.P.,
                                a Cayman Islands exempted limited partnership


                                By: /s/ Paul H. Stephens
                                    --------------------------------------
                                    Name:  Paul H. Stephen
                                    Title: Managing Director

                                EXHIBIT A to the
                         COMMON STOCK PURCHASE AGREEMENT

                          FOR NET VALUE HOLDINGS, INC.



                    Names and Address             Number of
                       of Purchaser            Shares Purchased   Purchase Price
                    -----------------          ----------------   --------------

RS ORPHAN FUND, LP.                                 473,462          $473,462
a California limited partnership
388 Market Street
Suite 200
San Francisco, CA  94111
Attn:    Paul H. Stephen, Managing Director
         General Partner
         Phone: 415-591-2727
         Fax:   415-591-2852
Residence:  California

RS ORPHAN OFFSHORE FUND, L.P.                        202,912         $202,912
388 Market Street
Suite 200
San Francisco, CA  94111
Attn:    Paul H. Stephen, Managing Director
         General Partner
         Phone: 415-591-2727
         Fax:   415-591-2852
Residence:  Cayman Islands